UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006 (November 9, 2006)

ZEROS & ONES, INC.
(Exact name of Registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7119 Sunset Blvd., #318
Los Angeles, California 90046
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Entry into a Material Definitive Agreement

On November 9, 2006, the Registrant entered into an Assignment (the “Assignment”) with WAA, LLC (“WAA”), pursuant to which WAA assigned to the Registrant all of WAA’s right, title, and interest in certain intellectual property, including but not limited to commercial wireless and other communications related patents and license rights, and various rights in connection therewith, in consideration for: i) $150,000 in cash, ii) a Secured Promissory Note in the principal amount of $350,000, bearing interest at a rate of 8% per annum (the “Note”), and iii) a Common Stock Purchase Warrant, exercisable for 7,500,000 common shares of the Registrant at a per share exercise price of $0.07, and with an expiration date of November 9, 2013 (the “Warrant”).

The Assignment further contains the agreement of the parties, following closing of the Assignment, to negotiate in good faith the terms of a definitive employment agreement under which Mr. Dana Waldman shall be appointed the Chief Executive Officer of the Registrant.

There are no material relationships between the Registrant or its affiliates and WAA, other than as disclosed herein.

The foregoing description of the Assignment does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment, the Note, and the Warrant, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Item 1.01 of this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Item 1.01 of this Current Report on Form 8-K.

The Registrant became obligated on the Note on November 9, 2006. Pursuant to the terms of the Note, the Company is obligated to make quarterly interest payments to WAA beginning on January 1, 2007. Upon an event of default, the interest rate increases from 8% per annum to 10% per annum, calculated from the date of the event of default to the date of payment. The Note matures on November 9, 2009, but upon the occurrence of an event of default, WAA may declare all amounts outstanding under the Note immediately due.

The terms of the Note further provide that, in the event the Registrant pays any amounts to certain insiders of the Registrant in repayment of certain debts owed to such insiders (the “Payments”), the Registrant shall concurrently pay an amount equal to one-half of each such Payment to WAA, to be applied to any amount outstanding under the Note at the time of each such Payment.

The Note is secured by collateral consisting of all of the assets transferred to the Registrant pursuant to the Assignment (the “Collateral”), as well as all proceeds and products relating to such Collateral, whether received upon the sale, lease, transfer, damage, or destruction of the Collateral or otherwise (collectively, the “Collateral Derivatives”). Notwithstanding such security, the Note is a full-recourse instrument and, as a result, WAA may elect to proceed directly against the Registrant upon the occurrence of an event of default, as defined therein. The security interest of WAA in the Collateral and the Collateral Derivatives shall terminate upon the complete and unconditional performance of all obligations of the Registrant under the Note.

Item 3.02	Unregistered Sales of Equity Securities

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Item 1.01 of this Current Report on Form 8-K.

In connection with the Assignment, the Registrant issued a Warrant to WAA to purchase 7,500,000 shares of the Registrant’s common stock. The issuance of the Warrant was exempt from the registration requirements of the Securities Act of 1933 (the “Act”), under Regulation D and the rules thereunder, including Rule 506 insofar as: (1) WAA is an accredited investor within the meaning of Rule 501(a); (2) the transfer of the Warrant was restricted by the Registrant in accordance with Rule 502(d); (3) there were no other non-accredited investors involved in the transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Act within the twelve months preceding the transaction; and (4) the offer and sale of the Warrant was not effected through any general solicitation or general advertising within the meaning of Rule 502(c).

The Warrant may be exercised by payment to the Registrant in the form of cash or certified or official bank check, in either case, in an amount equal to the applicable aggregate exercise price for the number of shares of common stock specified in the exercise notice. At the option of WAA, the Warrant may also be exercised without payment, by way of an exchange, pursuant to which WAA shall be entitled to receive that number of shares of common stock having an aggregate market value on the date of exercise equal to the difference between the market value of the total number of shares being exercised and the aggregate exercise price thereof.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 9, 2006, Mr. Dana Waldman was appointed as a member of the Registrant’s Board of Directors.

No transactions occurred in the last two years to which the Registrant was a party in which Mr. Waldman had or is to have a direct or indirect material interest, with the sole exception of the transaction disclosed by the Registrant under Item 1.01 of this Current Report on Form 8-K, which the Registrant hereby incorporates by reference. Mr. Waldman is the manager and sole member of WAA, LLC.

Mr. Waldman has not been appointed to any committee of the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Document

10.1	Assignment, dated November 9, 2006, by and among the Registrant and WAA, LLC.

10.2	Secured Promissory Note, dated November 9, 2006, issued by the Registrant to WAA, LLC.

10.3	Common Stock Purchase Warrant, dated November 9, 2006, issued by the Registrant to WAA, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2006	ZEROS & ONES, INC.

	By:	/s/ Mark M. Laisure
Mark M. Laisure, Chief Executive Officer